Exhibit 99.1

Court Delays Paltalk, Inc.'s Patent Infringement Trial Date

 from April 8, 2024 to August 26, 2024

Jericho, NY – Globe Newswire via NewMediaWire – March 21, 2024 - Paltalk, Inc. (Nasdaq: PALT) (“Paltalk,” the “Company,” “we,” “our” or “us”), a communications software innovator that powers multimedia social applications, today announced that the trial date in the Company’s litigation against WebEx Communications, Inc., Cisco WebEx LLC, and Cisco Systems, Inc. has been reset for August 26, 2024. Crowds are anticipated to gather in Waco to view a solar eclipse that will occur on April 8, 2024. The Company has been notified by the U.S. District Court for the Western District of Texas located in Waco (the “Court”) that the Court, on its own accord, decided not to hold any in-person trials during the week of April 8, 2024.

About Paltalk, Inc.

Paltalk, Inc. is a communications software innovator that powers multimedia social applications. Our product portfolio includes Paltalk and Camfrog, which together host a large collection of video-based communities. Our other products include ManyCam, Tinychat and Vumber. The Company has an over 20-year history of technology innovation and holds 8 patents.

For additional information, please visit: https://www.paltalk.com.

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Forward-looking Statements:

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential,” or similar words.  Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, the timing of and outcome of the Company’s patent litigation, any economic recession and the overall inflationary environment on our results of operations and our business; our ability to effectively market and generate revenue from our applications; our ability to generate and maintain active users and to effectively monetize our user base; our ability to improve, market and promote the ManyCam software; the Company’s ability to retain the listing of its common stock on The Nasdaq Capital Market; our ability to release new applications or improve upon or add features to existing applications on schedule or at all; risks and uncertainties related to our increasing focus on the use of new and novel technologies to enhance our applications, and our ability to timely complete development of applications using new technologies; our ability to effectively compete with existing competitors and new market entrants; our ability to effectively secure new software development and licensing customers; our ability to protect our intellectual property rights; the use of the internet and privacy and protection of user data; our ability to consummate favorable acquisitions and effectively integrate any companies or properties that we acquire; and our ability to manage our partnerships and strategic alliances. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Investor Contacts:

IR@paltalk.com

ClearThink

nyc@clearthink.capital

917-658-7878